United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K/A




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               February 16, 2005                                  0-25753
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                                POWER2SHIP, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                                              87-0449667
  -----------------------------                           ----------------------
(State or other jurisdiction of                               I.R.S. Employer
 incorporation or organization)                            Identification Number


                903 Clint Moore Road, Boca Raton, Florida 33487
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                 (561) 998-7557
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The Company and its wholly owned subsidiary entered into a definitive asset purchase agreement dated February 15, 2005, with GFC, Inc., a South Carolina corporation, and Michael Allora, President and a principal shareholder of GFC, Inc., to acquire certain assets and assume certain liabilities of GFC, Inc., an unaffiliated, non-asset based, freight transportation company. The assets being acquired include trucking and brokerage authority permits, contracts with shipping customers, contracts with agents, lease contracts with owner-operators, escrow deposits from owner-operators and agents and business telephone numbers. The liabilities being assumed are those obligations corresponding to owner-operator and agent escrow deposits. The acquisition purchase price will be $300,000, of which $100,000 will be paid by canceling a $100,000 debt of GFC to the Company, with the balance being payable over a period of two years, subject to partial acceleration in the event gross revenues of the Company's subsidiary exceed certain specified levels. In addition, the Company has agreed to issue GFC a three-year warrant to purchase 200,000 shares of the Company's common stock, which vests 50% on the closing date and 50% on the one year anniversary of the closing date. The closing of this transaction is subject to customary closing conditions, as well as the execution of a mutually acceptable consulting agreement between the Company and Michael Allora, GFC's principal, and confirmation by the Company's auditors that GFC's books and records are sufficient in form and scope to permit financial statements of GFC for each of the two years ended December 31, 2004 and 2003 to be audited in accordance with generally accepted accounting principles and the rules and regulations of the U.S. Securities and Exchange Commission.

ITEM  7.01  REGULATION  FD  DISCLOSURE.

     On February 16, 2005, we issued a press release announcing that we had acquired GFC, Inc. A copy of the press release is attached as Exhibit 99.1.

     On February 23, 2005, we revised the press release announcing that we had acquired GFC, Inc. to clarify that we had not acquired GFC, Inc. but instead had entered into an asset purchase agreement to acquire certain specified assets and liabilities of GFC, Inc. A copy of the agreement between the Company, GFC, Inc., and Michael Allora is attached as Exhibit 10.27 and a copy of the press release is attached as Exhibit 99.2.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)       Financial  statements  of  businesses  acquired.

          The financial statements of GFC, Inc. for the periods specified in Rule 3-05 of Regulation S-X (17 CFR 210.3-05(b)) shall be filed by amendment not later than 71 calendar days from the date of this initial report on Form 8-K.

(b)       Pro  forma  financial  information.

          The pro forma financial information required pursuant to Article 11 of Regulation S-X (17 CFR 210) shall be filed by amendment not later than 71 calendar days from the date of this initial report on Form 8-K.

(c)       Exhibits.

Exhibit Number                            Description

     10.27         Asset Purchase Agreement between Power2Ship, Inc., GFC, Inc.
                   and Michael Allora.

     99.1          Press Release dated February 16, 2005.

     99.2          Press Release dated February 23, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               POWER2SHIP,  INC.



Dated:  February  25,  2005                    By:     /s/  Richard  Hersh
                                                       -------------------
                                                       Richard  Hersh
                                                       Chief  Executive  Officer

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